DRAFT - 9 MAY 1997
                       MULTIMEDIA TUTORIAL SERVICES, INC.

                    THE UNITS AND THE SHARES INCLUDED THEREIN
                         OFFERED HEREBY ARE SUBJECT TO
                   SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY

                          SECURITIES PURCHASE AGREEMENT

                Private Offering of 10 Units at $100,000 per Unit

                        (Minimum Offering $100,000, up to
                         Maximum Offering of $1,000,000)

                              DESCRIPTION OF UNITS

         Each $100,000 unit being offered by MultiMedia Tutorial Services, Inc. (the "Company") shall consist of a promissory note in the principal amount of $100,000 bearing interest at a rate of 10% per annum and in the form attached hereto as Exhibit A (the "Note") and a number of shares of the Company's Common Stock, par value $.01, equal to $50,000 divided by the price per share (the "Offering Price") of the Company's Common Stock in its next offering of equity securities for an aggregate consideration in excess of $1,000,000 (the "Shares"). The next offering of equity securities shall include any offering of securities convertible into equity securities and Offering Price in such event shall mean the price at which the securities are convertible. Investors will not receive the Shares until the Offering Price has been definitively established and the offering has been completed. The Shares will be entitled to the anti-dilution protection set forth in paragraph 11(i) below.

         In connection with the offer and proposed issuance of up to ten (10) units (the "Units"), of MULTIMEDIA TUTORIAL SERVICES, INC., (the "Company"), the undersigned prospective investor (the "Investor") and the Company hereby agree as follows:

         1. Subscription. The Investor hereby subscribes for the purchase of the Units and agrees to purchase the number of Units set forth in Paragraph 12 of this agreement. The Company, in its sole discretion and for any reason, may accept or reject this purchase in whole or in part at any time not later than 10 days after the receipt of this agreement.

         2. Restricted Units. Except as provided in Section 3 below, Investor recognizes that the Units, Notes, and Shares when issued will not have been registered for public sale under the Securities Act of 1933 (the "Securities Act"), as amended, or the securities laws of any state and that the share certificate will bear a "Restricted Stock" legend as follows:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT, OR

                  (2) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."


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         3. Registration Rights. If the Company proposes to register any of its securities under the Securities Act of 1933 (the "Act") after the date hereof (other than pursuant to a Form S-8, S-4 or comparable registration statement) it will include the Shares in such registration statement unless Investor requests in writing that the Shares be excluded therefrom. It is understood that the Company may at any time elect not to file any such registration statement, or to withdraw the same after the filing but prior to the effective date thereof, in which case this right shall apply to next registration statement thereafter filed by the Company. The Company will pay all expenses of the registration hereunder, other than the Investors' underwriting discounts, brokerage and attorney's fees, and transfer fees and taxes. The Investor will provide the Company with such true and accurate information regarding himself and the Shares as may be required for such Registration Statement by the then applicable laws and regulations.

         4. Payment of Purchase Price. The Investor shall pay for the Units by wire transfer of funds or certified or bank check.

         5. Company's Condition. The Company's obligation to issue and sell the Note and Shares shall be subject to the satisfaction (or waiver by it) of the following conditions precedent:

                  (a) Performance. The Investor shall have tendered payment for the Units.

                  (b) Reservations. Each representation and warranty made by the Investor in this agreement shall be true and correct in all material respects as though made on and as of the Closing Date.

                  (c) Legality. No change shall have occurred in any law, rule or regulation that would prohibit the consummation of any transaction contemplated hereby.

                  (d) Litigation. No action, proceeding or investigation shall have been commenced or threatened, nor shall any other judgment or decree have been issued or be proposed to be issued by any court, agency or authority to set aside, restrain, enjoin or prevent the consummation of any transaction contemplated hereby.

         6. Representations and Warranties. The Investor makes the representations declarations and warranties set forth in this Section with the intent that the same may be relied upon in determining the Investor's suitability as a purchaser of the Units. If the Investor includes or consists or more than one person or entity, the obligations of the Investor shall be joint and several and the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person, or entity and their respective legal representatives, heirs, executors, administrators, successors and assigns.

                  (a) No Regulatory Review. The Investor is aware that this is a limited private offering and that no federal, state or other agency has made any finding or determination as to the fairness of the investment nor made any recommendation or endorsement of the Units.

                  (b) Ability to Evaluate. The Investor, by reason of the Investor's knowledge and experience in financial and business matters, is capable of evaluating the risks and merits of an investment in the Units.

                  (c) Investment Intent. The Investor acknowledges that the purchase of the Units hereunder is being made for the Investor's own account, for investment purposes


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MultiMedia Media Tutorial, Inc.                                          Page 3.
Securities Purchase Agreement

                           only and not with the present intention of distributing or reselling the Units, the Note or Shares in whole or in part. The Investor further understands that the Units are not being sold to the Investor in a transaction registered under the Securities Act of 1933, as amended (the "Act"), or any other state securities laws. As a result, the Investor understands that there will be restrictions on the transfer and sale of the Units and the Securities represented thereby. The Investor further understands that the Company will file a Registration Statement on Form S-3 or other such form as may be required with the SEC, with respect to the Shares included in the Units. The Investor hereby agrees not to sell or otherwise transfer the Shares until the Investor has received notice from the Company that the Registration Statement has been declared effective. Investor hereby agrees that any exercise of the registration rights granted hereby or sale of the Shares pursuant to such registration shall be made only in a manner consistent with the representations and warranties made by Investor to the Company hereunder. Investor understands that the SEC may in its discretion comment on certain aspects of the Registration Statement and the transaction and that such comments may cause delay in the Registration Statement becoming effective. The Company shall have no liability to Investor on account of any such delay initiated by the SEC.

                  (d) Investment Information. The Investor has received and reviewed pertinent information regarding the Company, including the most recent SEC Forms 10-KSB and 10-QSB prior to the execution of this Agreement and is capable of understanding and evaluating the information contained therein. Investor has had the opportunity to make inquiries regarding the Company's affairs and has received satisfactory responses thereto. Specifically, the Investor is fully aware of the risks relating to the business of the Company and purchase of the Units, which include, but are not limited to, the facts that the Company has a limited history of operations, and that such operations have been unprofitable as of February 28, 1997. The Investor will rely solely upon its independent investigation and analysis in making the decision to purchase the Units. In particular, and without limiting the generality of the foregoing, the Investor has not relied on, and the Investor's decision to subscribe for Units has not been influenced by: (I) newspaper, magazine or other media articles or reports related to the Company or its business; (ii) promotional literature or other materials used by the Company for sales or marketing purposes, or (iii) any other written or oral statement of the Company, M.J. Segal & Associates, M.
                           J. Segal & Company, Private Investors Equity Group, Target Capital, their representatives, officers, employees, or any other persons purporting to represent the Company. The Investor has had the opportunity to discuss all aspects of this transaction with management of the Company, has made or has had the opportunity to make such inspection of the books and records of the Company as the Investor has deemed necessary in connection with this investment, and any questions asked have been answered to the satisfaction of the Investor.

                  (e) Short and Other Positions. The Investor represents that it does not maintain a short position in any securities of the Company at the time of execution hereof,


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MultiMedia Media Tutorial, Inc.                                          Page 4.
Securities Purchase Agreement

                           and represents that it will not "short sell" the Common Stock during the period when holders own the Units, Notes, or Shares. Investor will not acquire any interest in the Common Stock of the Company until such time as the Company shall advise the Investor that public disclosure has been made of any confidential information which Investor may have received from the Company in connection with this offering.

                  (f) Confidentiality. The Investor understands that this offering is confidential. The Investor will not distribute information on this offering to anyone other than such legal or financial advisors as the Investor has deemed necessary for purposes of evaluating an investment in the Units.

                  (g) Authorization and Formation of Investor. The Investor, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Units and underlying stock and such entity has not been formed for the specific purposes of acquiring Units in this offering. If the Investor is one of the aforementioned entities, it hereby agrees that upon request of the Company it will supply the Company with any additional written information that may be requested by the Company.

                  (h) Accredited Investor Status. The Investor is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Act and within the meaning of similar regulations under state securities laws for the reasons indicated in the "Investor Acknowledgments" accompanying this Agreement. If the Investor is an individual, he or she is of majority age and his or her marital status is as indicated in the "Investor Acknowledgments." If the Investor is an entity, the person executing this Securities Purchase Agreement on behalf of the Investor is of majority age. Investor has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation
                           D) in evaluating the risks and merits of this investment.

                  (i) Restriction on Resale of Shares. Notwithstanding the effectiveness of the Registration Statement, the Investor shall not sell the Shares without the prior written consent of the Company and of any underwriter of any public offering of the Company's securities during the restricted periods set forth in this paragraph 6(i). This restriction shall apply to one-half of the Shares for six months from the date of the offering in which the Offering Price is determined and for one-half of the Shares until the first anniversary of the date of such offering. The Investor further agrees that such periods may be extended to the extent mandated by the Securities and Exchange Commission or the Nasdaq Stock Market, Inc. in connection with any public offering of the Company's securities filed prior to the first anniversary of the date hereof.

          7. Reliance on Representations and Warranties: Indemnity. The Investor understands that the Company will rely on the representations and warranties of the Investor herein in determining whether a sale of the Units and underlying securities to the Investor is in compliance with federal and applicable state securities laws. The Investor hereby agrees to indemnify the Company and its affiliates, and holds the


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MultiMedia Media Tutorial, Inc.                                          Page 5.
Securities Purchase Agreement

Company and its affiliates and agents harmless from and against any and all liability, damage, cost or expense (including reasonable attorneys' fees) incurred on account of or arising out of: (a) any inaccuracy in the Investor's declarations, representations and warranties set forth in this Subscription Agreement; (b) the disposition of any Shares which the Investor will receive, contrary to the Investor's declarations, representations and warranties in this Subscription Agreement; (c) any lawsuit or proceeding based upon a claim that said declarations, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or any of its affiliates or the disposition of all or any part of the Investor's Units or underlying securities and (d) the Investor's failure to fulfill any or all of the Investor's obligations herein.

         8. Updating Information. All of the information set forth herein with respect to the Investors, including, without limitation, all of the representations and warranties set forth in Paragraph 6 of this agreement, is correct and complete as of the date hereof and, if there should be any material change in such information prior to the acceptance of this subscription by the Company, the Investor will immediately furnish the revised or corrected information to the Company.

         9. Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if in writing and sent by registered or certified mail, postage prepaid, return receipt requested, if to the Company at the address set forth on the first page of this Subscription Agreement, and to Investor, at the address set forth in Paragraph 12 of this Subscription Agreement, or, to such other address as either the Company or the Investor shall designate to the other by notice in writing in accordance with Paragraph 9.

         10. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of New York.

         11. Representations and Warranties of the Company. The Company represents and warrants to Investor as follows:

                  (a)      The Company has legal capacity, power and authority

                           to enter into and perform this Agreement and to consummate the transaction contemplated herein.

                  (b) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  (c) The execution and delivery of this agreement and the performance of the obligations imposed hereunder will not result in a violation of any order, decree or judgment of any court or governmental agency having jurisdiction over Company and Company's properties, will not conflict with, constitute a default under, or result in the breach of any contract agreement or other instrument to which the Company is a party or is otherwise bound and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this agreement.

                  (d) There is no litigation or proceeding or, to the best of the Company's knowledge, threatened, against the Company which would affect the validity or performance


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MultiMedia Media Tutorial, Inc.                                          Page 6.
Securities Purchase Agreement

                           of this agreement.

                  (e) Upon consummation of the transaction contemplated hereby, the Investor will own the Units free and clear of all liens, claims charges and other encumbrances and the delivery of the Shares to Investor pursuant to this agreement will transfer legal and valid title thereto, free and clear of all liens, claims, charges and other encumbrances.

                  (f)      The Company will pay all transfer fees and expenses.

                  (g) The Shares when issued and delivered will be duly and validly authorized and issued fully paid and nonassessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of the Company.

                  (h) The Company hereby agrees to indemnify and hold harmless the Investor from and against any liability, damage, cost or expense incurred as a result of breach by the Company of any representation, warranty or covenant of the Company hereunder.

                  (i) In the event of the issuance by the Company prior to the end of the one-year period of restriction on resale of the Shares set forth in paragraph 6(i) of Common Stock for a value less than the Offering Price (the "Reduced Offering Price"), the Company will issue to the Investor sufficient additional shares of Common Stock to equal, together with the Shares already issued to the Investor, the number of shares of Common Stock which would have been issuable to the Investor had the Offering Price hereunder been the Reduced Offering Price. For example, if the Investor purchased one Unit hereunder and the Offering Price was $5.00 per share, the Investor would have received 10,000 Shares. If the Reduced Offering Price is $4.00 per share, then the Investor shall be issued 2,500 additional Shares since at the Reduced Offering Price the Investor would have been entitled to receive 12,500 shares. The provisions of paragraph 3 shall apply to any additional Shares issued pursuant to this paragraph 11(i).


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MultiMedia Media Tutorial, Inc.                                          Page 7.
Securities Purchase Agreement




                         Print or Type Name of Investor:

         12. Signatures. The Investor declares under penalty of perjury that the statements, representations and warranties contained herein and in the following Investor Acknowledgments are true, correct and complete and that this Securities Purchase Agreement was executed at:


(City and State)             (City and State)

         Number of Units                               @ $100,000 per Unit
                          ---------------------------
         Total Purchase Price  $
                                ---------------------

         Funds Should be Wired in Accordance with Section 4 of this Agreement.

         Exact Name(s) in which Ownership of the Shares is to be Registered:

         Address:
                 ---------------------------------------------------------------


         City, State Zip Code:
                              --------------------------------------------------

         Phone Number:                               Fax Number:
                      ------------------------------            ----------------

         Investor                               Joint Investor (if necessary)
         -----------------------------------------------------------------------


(Print Name)                                  (Print Name)

                    (Signature)                               (Signature)

                    (Title)                                   (Title)

         Date:                                      Date:
              -------------------------                  -----------------------

         Tax I.D. #
                   -------------------

         RECEIVED AND ACCEPTED for MultiMedia Tutorial Services, Inc.:

         By:                                            Amount: $
            -----------------------------                        ---------------

         Name:                                       Number of Units:
              ---------------------------                            -----------

         Title:                                         Date:
               --------------------------                    -------------------

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MultiMedia Media Tutorial, Inc.                                          Page 8.
Securities Purchase Agreement

Exhibit A

$100,000

                                 PROMISSORY NOTE
                                  (the "Note")

Brooklyn, New York                                                May ___, 1997

         MULTIMEDIA TUTORIAL SERVICES, INC., a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay to the order of ________________ (hereinafter the "Holder") the principal sum of $100,000 on or before six months from the date hereof, together with interest accruing at the rate of 10% per annum and payable at maturity or, if earlier, out of the proceeds of any equity sales by the Corporation before any other indebtedness of the Corporation is repaid. In the event that such proceeds of equity sales are insufficient to make repayment in full, such repayment shall be applied pro rata among all Notes issued pursuant to Securities Purchase Agreements substantially identical to the Agreement to which this form of Promissory Note is an exhibit. Principal and interest shall be payable at the address of the Holder set forth in the Securities Purchase Agreement of even date herewith.

1. An "event of default" with respect to this Note shall exist if any of the following shall occur:

         (a) The Corporation shall breach or fail to comply with any provision of this Note and, except with respect of repayment, such breach or failure shall continue for sixty (60) days.

         (b) A receiver, liquidator or trustee of the Corporation or of a substantial part of its properties shall be appointed by court order and such order shall remain in effect for more than forty-five (45) days; or the Corporation shall be adjudicated bankrupt or insolvent; or a substantial part of the property of the Corporation shall be sequestered by court order and such order shall remain in effect for more than forty-five (45) days; or a petition to reorganize the Corporation under any bankruptcy, reorganization or insolvency law shall be filed against the Corporation and shall not be dismissed within forty-five (45) days after such filing.

         (c) The Corporation shall file a petition in voluntary bankruptcy or request reorganization under any provision of any bankruptcy, reorganization or insolvency law, or shall consent to the filing of any petition against it under any such law.

         (d) The Corporation shall make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or consent to the appointment of a receiver, trustee or liquidator of the Corporation, or all or any substantial part of its properties.

         (e) The Corporation shall be in default of any other debt which is senior to this Note.

         (f) The Corporation shall promptly notify the Holder of any event of default of which the Corporation has knowledge.

2. (a) If an event of default shall occur, the Holder may, in addition to such Holder's other remedies, by written notice to the Corporation, declare the principal amount of this Note, together with all interest accrued thereon, to be due and payable immediately.


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MultiMedia Media Tutorial, Inc.                                          Page 9.
Securities Purchase Agreement

         (b) Alternatively, if an event of default shall occur, Holder shall have the option upon written notice to the Corporation, to convert the amount then outstanding under this Note into shares of Common Stock of the Corporation at a rate of $0.125 per share (the "Stock"). Any such conversion shall satisfy in full the Corporation's obligations under this Note. The Corporation shall prepare and file a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of counsel to the Corporation, in order to comply with the provisions of the Securities Act of 1933, so as to permit a public offering and sale of the Stock by the Holder. The Corporation shall be responsible for all expenses of the registration other than underwriter or broker fees or discounts and Holder's legal fees. The Corporation shall file such registration statement within thirty (30) days of the issuance of the Stock or, if such issuance occurs within two (2) months (either before or after) of the Corporation's fiscal year end, such registration statement shall be filed within sixty (60) days of the filing of the Corporation's 10-K annual report for such fiscal year. Holder will provide the Corporation with such true and accurate information regarding himself and the Stock as may be required for such registration statement by the then applicable laws and regulations.

3.       Miscellaneous.

         (a) All notices and other communications required or permitted to be given hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telegram, recognized overnight mail carrier, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Holder, to the address set forth in the Holder's Securities Purchase Agreement of even date herewith or to such address as such Holder shall furnish to the Corporation in accordance with this Section, or (b) if to the Corporation, to it at its headquarters office, or to such other address as the Corporation shall furnish to the holder in accordance with this Section.

         (b) THIS NOTE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK APPLICABLE TO AGREEMENTS MADE TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

         (c) The Corporation waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand.

         (d) If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

         (e) The waiver of any event of default or the failure of the Holder to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent event of default or of the Holder's right to exercise that or any other right or remedy to which the Holder is entitled.

         (f) The Holder of this Note shall be entitled to recover his legal and other costs of collecting on this Note, and such costs shall be deemed added to the principal amount of this Note.

         (g) In addition to all other remedies to which the Holder may be entitled hereunder, Holder shall

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MultiMedia Media Tutorial, Inc.                                         Page 10.
Securities Purchase Agreement

         also be entitled to decrees of specific performance without posting bond or other security.

         (h) This Note may not be transferred without the prior written consent of the Corporation except if an event of default has occurred.

         IN WITNESS WHEREOF, the Corporation has caused this Note to be duly executed on the date first written above.


                                            MULTIMEDIA TUTORIAL SERVICES, INC.


                                            By:_______________________________
                                            Title: